Exhibit 10.124

                               FOURTH AMENDMENT TO
                       CONTRACT FOR ALASKA ACCESS SERVICES


This Fourth Amendment to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 30th day of June, 2004 (the "Effective Date"), between SPRINT COMMUNICATIONS COMPANY L. P., a Delaware Limited Partnership, (hereinafter referred to as "Sprint") and GENERAL COMMUNICATION, INC. and its indirectly wholly owned subsidiary GCI COMMUNICATION CORP., an Alaska corporation (together "GCI").

                                   BACKGROUND

         1. GCI and Sprint entered into that certain CONTRACT FOR ALASKA ACCESS SERVICES, effective as of March 12, 2002 ("Contract"). The Contract has been amended three times, respectively, as of July 24, 2002, December 31, 2003, and February 19, 2004.

         2. GCI and Sprint desire to amend the Contract to address changes in pricing, network performance standards and the procedure for negotiating future price adjustments.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:

         1. Section 2(B)(2), **********, is hereby amended as follows:

                  a. The rate per minute for all ********** will be ********** to $********** per minute effective
                        **********. ********** will continue to **********
                        charges ********** pays to third parties who are providing its 800 query service associated with ********** at ********** direct cost.

                  b.    The following language is hereby deleted:

                        GCI Option. If the Effective Sprint Southbound Rate becomes less than the ********** plus $**********, GCI may, at its option, increase the rates contained in this subsection to a level where the Effective Sprint Southbound Rate is ********** to the ********** plus $**********. GCI will provide 30 days written notification to Sprint prior to implementing this option.

         2. Section 2(B)(3), **********, is hereby amended as follows:

                  a. The rate per minute for all ********** will be ********** to $********** per minute effective
                        **********.

                  b.    The following language is hereby deleted:

                        GCI Option. If the Effective Sprint Northbound Rate becomes less than the ********** plus $**********, GCI may, at its option, increase the rates contained in this subsection to a level where the Effective Sprint Northbound Rate is ********** to the **********


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                        plus $**********. GCI will provide 30 days written
                        notification to Sprint prior to implementing this option.

         3. Section 2(B)(4), Sprint Alaska ********** and ********** Service, is hereby deleted and replaced with the following:

                  4.    Sprint Alaska ********** and ********** Service.

                        (a) GCI will charge Sprint its best available ********** term rate for both (1) the ********** or ********** sold in units equal to or less than a **********, and (2) **********, from all points in Alaska.

                        (b) During the term of the Contract, GCI will provide Sprint a monthly account credit equal to ********** percent (**********%) of the total ********** Sprint Alaska ********** Service charges for circuits sold in increments of ********** and below. In addition, GCI will provide Sprint a monthly account credit equal to ********** percent (**********%) on all Sprint
                        ********** and ********** charges. Collectively, these two credits shall be referred to as the "Alaska ********** Contract Credit"). The Alaska ********** Contract Credit will be applied to the next monthly invoice.

                        (c) Sprint agrees to lease from GCI ********** protected ********** for a five (5) year term at the rate of ********** per ********** per month. GCI will provide Sprint a monthly account credit equal to ********** percent (**********%) of the total ********** charges solely for these ********** circuits, during the five
                        (5) year lease term therefor. The ********** term shall commence as of the date the ********** circuits are accepted by Sprint and shall continue for five (5) years thereafter. The terms and conditions of the Contract shall remain in effect for the agreed upon five (5) year term from the acceptance date of the ********** circuits as if the Contract were still in effect with respect to such circuits, notwithstanding either (1) the expiration of the initial term of the Contract on March 31, 2007, or (2) any termination or change in any or all of the other services provided under this Contract (e.g. under Section 2(G)). ********** leased by Sprint will be diversely routed on GCI Alaska United East Fiber Optic System and GCI Alaska United West Fiber Optic System. ********** of the ********** leased by Sprint will be used to implement the plan for Broadband ********** as set forth below. Sprint may, at its sole option, temporarily relinquish unused ********** channels in the **********, and GCI will issue a credit in the amount of ********** per unused channel per month. When service on a channel is initiated on a day other than the first day of the month, or terminates on a day other than the last day of the month, the charges for that month will be determined by pro-rating the monthly payment by the actual number of days service was received for the applicable month. Credits for any unused channels will be applied to the next monthly invoice.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY
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         4. Section 2(F), Network Performance Standards, is hereby deleted and replaced with the following:

                  (F) Network Performance Standards. Each party will ensure that the industry standards pertaining to the transmission and delivery of traffic are maintained at all times.

                  a. GCI will provision all Sprint Traffic transiting GCI's
                     fiber optic network between Anchorage, AK and the contiguous United States on a diverse ********** protected fiber optic facilities with a combined annual availability of **********% or greater.

                  b. GCI will provision all Sprint Traffic transiting GCI's
                     network between Anchorage, AK and Juneau, AK on diversely protected terrestrial network facilities with the ability to automatically switch to the alternate diverse path in the event of a failure of the primary path.

                  c. GCI will provision all Sprint Traffic transiting GCI's
                     network between Anchorage, AK and Fairbanks, AK on diversely protected terrestrial network facilities with the ability to automatically switch to the alternate diverse path in the event of a failure of the primary path.

                  d. GCI will not use any form of compression on Sprint voice traffic transiting GCI's terrestrial networks (1).

         5. Section 2(G), Annual Meetings and Price Adjustments, is hereby deleted in its entirety and replaced with the following:

                  (G) Meetings and Price Adjustments. Both parties agree to meet and review the Alaska competitive access market on or about ********** and every ********** thereafter for the remaining term of the Contract. If, at the time of the competitive access market review, a GCI ********** has ********** Sprint with a ********** for all ********** (including ********** and
                  ********** along with all ********** and **********) and which
                  ********** Sprint's total ********** for all **********, the pricing shall be disclosed to GCI broken out into the following product groups: **********, **********, **********
                  or greater, ********** or greater, ********** less than **********, and ********** services. If GCI does not offer ********** that is the ********** or ********** the disclosed
                  ********** total ********** and **********, Sprint may
                  terminate its commitment in Section 2 to ********** for ********** by **********. Notwithstanding the foregoing, the lease set forth in Section 2(B)(4)(c) hereof shall remain in full force and effect for a minimum of a five (5) year term. Sprint agrees to perform sufficient due diligence on competitive offers as it deems necessary to accurately assess the level of network protection provided to Sprint for each network route segment. The parties


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1 GCI terrestrial networks will include, at a minimum, network between Seattle,
Juneau and Anchorage ("AU East"), Anchorage, Valdez, Fairbanks and Prudhoe Bay ("AUFS"), Seattle, Warrenton, Seward and Anchorage ("AU West"), Anchorage, Eagle River, Wasilla and Palmer (the "Anchorage MAN" and related extensions) and Anchorage and Kenai (Kenai Microwave Network).


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY
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                  agree, however, that a ********** does not have to have the same level of ********** in order to be **********.

         6. A new Section 2(H), Broadband **********, is hereby added to the
         Contract:

                  Broadband **********. GCI and Sprint will work together to ********** private lines from customer premises in Anchorage, Fairbanks, and Juneau, Alaska to Sprint's Seattle, Washington POP. Sprint ********** will be aggregated onto GCI ********** protected ********** facilities. This activity will be known as "Broadband **********". ********** circuits from customer premises in Anchorage will be multiplexed onto the ********** facilities in Anchorage. ********** circuits from Fairbanks will be ********** to Anchorage and ********** onto the ********** facilities when vacant ********** channels are available. ********** circuits from Juneau will be ********** to Anchorage and ********** onto the ********** facilities when vacant ********** channels are available.

         7. Within thirty (30) days following Sprint's execution of this Amendment, GCI will remit a check to Sprint for a ********** of
         **********.

         8. Upon receipt of orders from Sprint for the **********protected ********** as described in Paragraph 3 above, GCI will implement the plan for Broadband ********** as proposed to Sprint on April 20, 2004 (which proposal has been modified to include ********** protected **********). The Broadband ********** will become effective upon network conversion. GCI and Sprint will both make "best efforts" to complete the network conversion no more than thirty (30) days following GCI's receipt of service orders from Sprint.

         9. Except as modified herein, the Contract remains in full force and effect. Any further amendments must be in writing and signed by both parties.

         10. The parties agree to use best efforts to amend that Master Services Agreement dated as of March 30, 2001 between the parties ("MSA") within thirty (30) days from the Effective Date. The amendment shall include the technical specifications and outage credits for the ********** leased under Section 2(B)(4)(c) hereof. Sprint shall have no obligation to accept such ********** until both parties have executed the MSA amendment.



IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated below.

SPRINT COMMUNICATIONS COMPANY L.P.

By: /s/

Name: James D. Patterson

Title: Vice President, Carrier Markets

Date:  6/30/04


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
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GCI COMMUNICATION CORP.

By: /s/

Name: Richard Westlund

Title: Vice President & General Manager, Long Distance & Wholesale Services

Date: 6/30/04


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